UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2005
ADVANCED NEUROMODULATION SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Texas	0-10521	75-1646002

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6901 Preston Rd.
Plano, Texas 75024

(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(972) 309-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and
Item 9.01. Financial Statements and Exhibits

SIGNATURES
INDEX TO EXHIBITS
Press Release

Item 2.02. Results of Operations and Financial Condition
Advanced Neuromodulation Systems, Inc. is furnishing under this Form 8-K a press release issued on July 28, 2005, disclosing information regarding its results of operations and financial condition for the second quarter of 2005, and its financial outlook for 2005, a copy of which is attached herewith as Exhibit 99.1.
This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1 Press Release of Advanced Neuromodulation Systems, Inc. dated July 28, 2005 (This press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: July 28, 2005

ADVANCED NEUROMODULATION SYSTEMS, INC.
By:	/s/ F. Robert Merrill III
	Name:	F. Robert Merrill III
	Title:	Executive Vice President, Finance, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated July 28, 2005 (This press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act)